UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 3, 2012

ENTEST BIOMEDICAL, INC.

(Exact Name of Company as Specified in Charter)

Nevada	333-154989	26-3431263
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

4700 Spring Street, St 304
La Mesa California, 91942
(Address of Principal Executive Offices, Zip Code)

619 702 1404
(Company’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02. Unregistered Sales of Equity Securities;

On April 3, 2012 Entest BioMedical, Inc. (the “Company”) issued 50,000,000 shares of common stock (“Shares”) to David R. Koos, the Company’s Chairman, President and CEO, as a bonus.

The Shares were issued pursuant to Section 4(2) of the Securities Act of 1933, as amended. No underwriters were retained to serve as placement agents for the sale. The shares were sold directly through our management.  No commission or other consideration was paid in connection with the sale of the shares. There was no advertisement or general solicitation made in connection with this Offer and Sale of Shares.

A legend was placed on the certificate that evidences the Shares stating that the Shares have not been registered under the Act and setting forth or referring to the restrictions on transferability and sale of the Shares.

David Koos may not offer to sell, sell, transfer, pledge or otherwise dispose of the Bonus Shares prior to April 2, 2017 (“Restricted Period”).

In the event that, prior to the expiration of the Restricted Period, David Koos voluntarily ceases to be employed at the Company or is terminated for cause the Shares shall be forfeited.

On April 3, 2012 the Company issued 27,000,000 shares of common stock (“Shares”) to seven employees as bonuses.

The Shares were issued pursuant to Section 4(2) of the Securities Act of 1933, as amended. No underwriters were retained to serve as placement agents for the sale. The shares were sold directly through our management.  No commission or other consideration was paid in connection with the sale of the shares. There was no advertisement or general solicitation made in connection with this Offer and Sale of Shares.

A legend was placed on the certificate that evidences the Shares stating that the Shares have not been registered under the Act and setting forth or referring to the restrictions on transferability and sale of the Shares.

No employee may offer to sell, sell, transfer, pledge or otherwise dispose of the Bonus Shares prior to April 2, 2017 (“Restricted Period”).

In the event that, prior to the expiration of the Restricted Period, any employee voluntarily ceases to be employed at the Company or is terminated for cause his or her Shares shall be forfeited.

On April 3, 2012 the Company issued 15,000,000 shares of common stock (“Shares”) to Joseph G. Vaini, a consultant, as bonus.

The Shares were issued pursuant to Section 4(2) of the Securities Act of 1933, as amended. No underwriters were retained to serve as placement agents for the sale. The shares were sold directly through our management.  No commission or other consideration was paid in connection with the sale of the shares. There was no advertisement or general solicitation made in connection with this Offer and Sale of Shares.

A legend was placed on the certificate that evidences the Shares stating that the Shares have not been registered under the Act and setting forth or referring to the restrictions on transferability and sale of the Shares.

Joseph G. Vaini may not offer to sell, sell, transfer, pledge or otherwise dispose of the Shares prior to April 2, 2017 (“Restricted Period”).

In the event that, prior to the expiration of the Restricted Period,  Joseph G. Vaini  declines to provide if requested to provide, or is unable to provide if requested to provide, consulting services to the Company of a nature that have been customarily provided by Joseph G. Vaini to the Company the Shares shall be forfeited.

Item 9.01 Financial Statements and Exhibits.

EXHIBIT INDEX

Exhibit 10.1	Form of Agreement for Bonus Shares

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENTEST BIOMEDICAL, INC.

By: /s/ David R. Koos

David R. Koos

Chief Executive Officer

Dated: April 5, 2012

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